UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon

Trust for Advised Portfolios

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7395

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2022

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

1919 Financial Services Fund
Letter to shareholders	1
Fund performance	4
Fund expenses	6
Fund at a glance	7
Schedule of investments	8
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
1919 Maryland Tax-Free Income Fund
Letter to shareholders	16
Fund performance	19
Fund expenses	21
Fund at a glance	22
Schedule of investments	23
Statement of assets and liabilities	27
Statement of operations	28
Statements of changes in net assets	29
Financial highlights	30
1919 Socially Responsive Balanced Fund
Letter to shareholders	33
Fund performance	36
Fund expenses	38
Fund at a glance	39
Schedule of investments	40
Statement of assets and liabilities	48
Statement of operations	49
Statements of changes in net assets	50
Financial highlights	51
Notes to financial statements	54
Report of independent registered public accounting firm	68
Other information	70
Approval of investment advisory agreement	72
Trustee and officer information	75
Privacy notice	78
Directory of Funds' service providers	Back Cover

1919 Funds 2022 Annual Report

1919 Financial Services Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

Investors confronted dramatic changes to monetary policy, growth expectations, and discount rates during 2022. Global central banks adjusted overnight lending rates at a pace not seen since the 1980s — with the US Federal Reserve increasing its target-funding rate seven times in nine months or +425 bps during 2022. The aggressive monetary policy abruptly followed an equally unprecedented period of "war-time finance," that is zero interest rates and a dramatic increase in the money supply, which helped fund the stimulus needed to combat the pandemic's economic hardships on consumers and businesses. The impacts of the rising cost of money and a reduction in money supply will remain in place during 2023, as inflation, Fed rate hikes, and recession concerns continue to dominate the headlines and investor attention.

While the US real GDP growth slowed to +2.1% in 2022 from the +5.9% in 2021, the unemployment rate actually declined further to 3.5% from 3.9% at the end 2021. Strong employment in the face of slowing growth is a great example of how the markets and central banks underestimated the stickiness of the forces that have kept inflation readings high. Thus, the central banks had to raise the "cost of money" faster than ever, and the rate of change largely drove the stock price declines in 2022. The rise in interest rates reduced the valuation of most assets, including stocks and bonds. The bellwether 10-year US Treasury began the year yielding 1.63%, then rose to a peak of 4.25%, before ending the year at 3.83%. In addition, six-month LIBOR increased to 5.14% at year end after starting at 0.34%.

For the full year ending December 31, 2022, the 1919 Financial Services Fund I Shares returned -13.71%. The Fund's unmanaged benchmarks, the S&P 500 Index returned -18.11% and the S&P 500 Financial Index returned -10.53%.

How did we respond to these changing market conditions?

During the year, the fund added a few new positions and opportunistically added to a number of existing holdings in the regional and large cap banks, insurance, capital markets, and fin-tech sub-sectors. The fund exited out of several positions that were more fully valued and better positioned the portfolio

1919 Funds 2022 Annual Report

1919 Financial Services Fund
Letter to Shareholders (unaudited) (cont'd)

for a continued higher interest rate environment and a hard insurance pricing market.

What were the leading contributors to performance?

Our selections within the insurance industry contributed the most to performance. The top contributors to were Chubb Limited, Heritage Financial Corp., Banner Corp., Stock Yards Bancorp Inc. and American Financial Group Inc. These companies benefitted from strong underlying growth and recovery from depressed 2021 revenues.

What were the leading detractors to performance?

The largest detractors to performance were SVB Financial Group, Bank of America Corp., Western Alliance Bancorp, First Republic Bank and First Foundation Inc. These companies faced sub-optimal capital allocation and greater than average deposit and funding cost increases.

Thank you for your investment in 1919 Financial Services Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Charles C. King, CFA
Portfolio Manager & Chief Investment Officer
1919 Investment Counsel, LLC

John F. Helfst
Managing Director
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index is an unmanaged index that comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

One cannot invest directly in an index.

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/22 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

1919 Funds 2022 Annual Report

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2022 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2022 Annual Report

Total Returns* as of December 31, 2022

	1 Year	5 Years	10 Years
1919 Financial Services Fund Class A
With Sales Charges†
Class A	-18.92%	3.12%	10.34%
Class C	-15.40	3.60	10.23
Without Sales Charges
Class A	-13.97	4.35	11.00
Class C	-14.56	3.60	10.23
Class I	-13.71	4.64	11.36
S&P 500 Index(i)	-18.11	9.42	12.56
S&P 500 Financials Index(ii)	-10.53	6.41	12.16

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2022, the total annual operating expense ratios for Class A, Class C and Class I were 1.36%, 2.07% and 1.09% respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.61%	$1,000.00	$1,046.10	1.38%	$7.12
Class C	4.24	1,000.00	1,042.40	2.11	10.86
Class I	4.79	1,000.00	1,047.90	1.12	5.78

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,018.25	1.38%	$7.02
Class C	2.52	1,000.00	1,014.57	2.11	10.71
Class I	2.52	1,000.00	1,019.56	1.12	5.70

1  For the six months ended December 31, 2022.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2022 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2022 Annual Report

Schedule of investments

December 31, 2022

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 98.8%
Capital Markets — 4.9%
Ameriprise Financial Inc.	18,425	$5,736,992
CME Group Inc.	10,000	1,681,600
S&P Global Inc.	2,700	904,338
Total Capital Markets		8,322,930
Commercial Banks — 50.7%
Bank of America Corp.	268,000	8,876,160
Banner Corp.	79,000	4,992,800
Coastal Financial Corp./WA *	75,000	3,564,000
Columbia Banking System Inc.	68,805	2,073,095
Comerica Inc.	10,000	668,500
Farmers & Merchants Bank of Long Beach	200	1,493,000
Fifth Third Bancorp	88,400	2,900,404
First Foundation Inc.	127,000	1,819,910
First Western Financial Inc. *	77,000	2,167,550
Glacier Bancorp Inc.	54,362	2,686,570
HBT Financial Inc.	60,000	1,174,200
Heritage Financial Corp.	103,000	3,155,920
JPMorgan Chase & Co.	68,600	9,199,260
M&T Bank Corp.	12,000	1,740,720
Pacific Premier Bancorp Inc.	96,263	3,038,060
PNC Financial Services Group Inc.	18,000	2,842,920
QCR Holdings Inc.	79,000	3,921,560
SmartFinancial Inc.	61,000	1,677,500
South State Corp.	47,309	3,612,515
Stock Yards Bancorp Inc.	65,000	4,223,700
SVB Financial Group *	10,400	2,393,456
Truist Financial Corp.	96,905	4,169,822
U.S. Bancorp	120,000	5,233,200
Univest Corp. of Pennsylvania	55,126	1,440,443
Webster Financial Corp.	127,000	6,012,180
Western Alliance Bancorp	24,000	1,429,440
Total Commercial Banks		86,506,885
Diversified Financial Services — 10.6%
Alerus Financial Corp.	65,000	1,517,750
Charles Schwab Corp./The	116,000	9,658,160
Intercontinental Exchange Inc.	33,000	3,385,470
Voya Financial Inc.	56,000	3,443,440
Total Diversified Financial Services		18,004,820

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Insurance — 17.4%
American Financial Group Inc.	26,900	$3,692,832
Brown & Brown Inc.	63,000	3,589,110
Chubb Limited	47,700	10,522,620
Hanover Insurance Group Inc.	25,800	3,486,354
Marsh & McLennan Cos. Inc.	27,500	4,550,700
Reinsurance Group of America Inc.	12,000	1,705,080
RenaissanceRe Holdings Ltd	12,000	2,210,760
Total Insurance		29,757,456
IT Services — 9.8%
Black Knight Inc. *	15,000	926,250
Fidelity National Information Services Inc.	24,787	1,681,798
Fiserv Inc. *	34,680	3,505,108
Global Payments Inc.	24,199	2,403,445
I3 Verticals Inc., Class A *	82,480	2,007,563
Visa Inc., Class A Shares	30,000	6,232,800
Total IT Services		16,756,964
Professional Services — 1.0%
Verisk Analytics Inc., Class A Shares	10,000	1,764,200
Total Professional Services		1,764,200
Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp.	8,000	1,085,120
Prologis Inc.	12,000	1,352,760
Total Real Estate Investment Trusts (REITs)		2,437,880
Thrifts & Mortgage Finance — 3.0%
Bridgewater Bancshares Inc. *	143,000	2,536,820
WSFS Financial Corp.	56,803	2,575,448
Total Thrifts & Mortgage Finance		5,112,268
Total Common Stocks (Cost — $90,095,137)		168,663,403
Short Term Investment — 1.4%
Fidelity Investments Money Market — Government Portfolio — Class I — 4.06%(a)	2,457,823	2,457,823
Total Short Term Investment (Cost — $2,457,823)		2,457,823
Total Investments — 100.2% (Cost — $92,552,960)		171,121,226
Liabilities in Excess of Other Assets — (0.2)%		(320,958)
Total Net Assets — 100.0%		$170,800,268

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in securities at value (cost $92,552,960)	$171,121,226
Cash	4,440
Foreign currency at value (cost $18,177)	17,232
Receivable for Fund shares sold	48,482
Dividends and interest receivable	209,757
Prepaid expenses	33,984
Total Assets	171,435,121
Liabilities:
Payable for Fund shares repurchased	287,314
Advisory fees payable	117,963
Distribution fees payable	87,331
Accrued other expenses	142,245
Total Liabilities	634,853
Net Assets	$170,800,268
Components of Net Assets:
Paid-in capital	$92,108,063
Total distributable earnings	78,692,205
Net Assets	$170,800,268
Class A:
Net Assets	$73,800,134
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,622,186
Net Asset Value, Redemption Price and Offering Price Per Share	$28.14
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$29.86
Class C:
Net Assets	$27,395,078
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,077,340
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.43
Class I:
Net Assets	$69,605,056
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,447,714
Net Asset Value, Redemption Price and Offering Price Per Share	$28.44

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 7).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividend income (Net of foreign tax of $5,616)	$3,830,194
Investment interest income	59,226
Total Investment Income	3,889,420
Expenses:
Advisory fees (Note 3)	1,523,647
Distribution fees (Note 6)	503,583
Transfer agent fees and expenses (Note 3 & Note 6)	283,161
Administration and fund accounting fees (Note 3)	126,284
Registration fees	50,758
Legal fees	24,521
Custody fees (Note 3)	20,390
Audit fees	15,499
Trustees' fees (Note 3)	15,114
Shareholder reporting fees	14,547
Insurance fees	8,043
Compliance fees (Note 3)	6,074
Miscellaneous	7,618
Total Expenses	2,599,239
Net Investment Income	1,290,181
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on investments	2,073,089
Net change in unrealized appreciation/depreciation on:
Investments	(34,063,337)
Foreign Currency	(1,213)
Net Change in Unrealized Appreciation/Depreciation	(34,064,550)
Net Realized and Unrealized Loss on Investments	(31,991,461)
Net Decrease in Net Assets Resulting from Operations	$(30,701,280)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the Year Ended December 31,	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,290,181	$1,264,118
Net realized gain	2,073,089	8,782,720
Net change in unrealized appreciation/depreciation	(34,064,550)	41,702,386
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,701,280)	51,749,224
Distributions to Shareholders:
Class A	(1,740,572)	(3,995,325)
Class C	(469,124)	(1,669,186)
Class I	(1,834,821)	(5,192,681)
Total Distributions to Shareholders	(4,044,517)	(10,857,192)
Capital Transactions (Note 7):
Net proceeds from shares sold	25,267,230	61,570,850
Reinvestment of distributions	3,721,712	10,094,813
Cost of shares repurchased	(49,838,164)	(46,959,220)
Net Increase (Decrease) in Net Assets from Capital Transactions	(20,849,222)	24,706,443
Total Increase (Decrease) in Net Assets	(55,595,019)	65,598,475
Net Assets:
Beginning of year	226,395,287	160,796,812
End of year	$170,800,268	$226,395,287

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented:

Class A Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$33.49	$26.87	$28.27	$22.77	$27.16
Income from investment operations:
Net investment income[1]	0.21	0.19	0.20	0.17	0.05
Net realized and unrealized gain (loss) on investments	(4.88)	8.05	(0.23)	6.42	(4.08)
Total income (loss) from investment operations	(4.67)	8.24	(0.03)	6.59	(4.03)
Less distributions:
From net investment income	(0.24)	(0.15)	(0.25)	(0.17)	(0.01)
From net realized gain on investments	(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	(0.68)	(1.62)	(1.37)	(1.09)	(0.36)
Net asset value, end of year	$28.14	$33.49	$26.87	$28.27	$22.77
Total return[2]	(13.97)%	30.88%	0.05%	29.10%	(14.93)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$73,800	$86,303	$67,047	$78,401	$71,082
Ratios to average net assets Gross expenses	1.36%	1.36%	1.46%	1.37%	1.33%
Net expenses[3]	1.36	1.36	1.46	1.37	1.33
Net investment income	0.69	0.59	0.86	0.64	0.19
Portfolio turnover rate[4]	4%	10%	2%	8%	18%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented:

Class C Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$30.27	$24.48	$25.82	$20.88	$25.12
Income from investment operations:
Net investment income (loss)[1]	(0.01)	(0.04)	0.03	(0.02)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.39)	7.30	(0.23)	5.88	(3.76)
Total income (loss) from investment operations	(4.40)	7.26	(0.20)	5.86	(3.89)
Less distributions:
From net investment income	—	—	(0.02)	—	—
From net realized gain on investments	(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	(0.44)	(1.47)	(1.14)	(0.92)	(0.35)
Net asset value, end of year	$25.43	$30.27	$24.48	$25.82	$20.88
Total return[2]	(14.56)%	29.88%	(0.64)%	28.21%	(15.57)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$27,395	$36,122	$26,404	$40,880	$46,763
Ratios to average net assets Gross expenses	2.08%	2.07%	2.16%	2.09%	2.05%
Net expenses[3]	2.08	2.07	2.16	2.09	2.05
Net investment income (loss)	(0.04)	(0.12)	0.15	(0.09)	(0.52)
Portfolio turnover rate[4]	4%	10%	2%	8%	18%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

For a share of beneficial interest outstanding through each year presented:

Class I Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$33.82	$27.18	$28.56	$22.98	$27.41
Income from investment operations:
Net investment income[1]	0.28	0.29	0.27	0.24	0.13
Net realized and unrealized gain (loss) on investments	(4.90)	8.11	(0.22)	6.50	(4.13)
Total income (loss) from investment operations	(4.62)	8.40	0.05	6.74	(4.00)
Less distributions:
From net investment income	(0.32)	(0.29)	(0.31)	(0.24)	(0.08)
From net realized gain on investments	(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	(0.76)	(1.76)	(1.43)	(1.16)	(0.43)
Net asset value, end of year	$28.44	$33.82	$27.18	$28.56	$22.98
Total return[2]	(13.71)%	31.16%	0.35%	29.49%	(14.72)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$69,605	$103,970	$67,346	$97,936	$104,664
Ratios to average net assets Gross expenses	1.10%	1.09%	1.17%	1.09%	1.06%
Net expenses[3]	1.10	1.09	1.17	1.09	1.06
Net investment income	0.93	0.87	1.14	0.92	0.49
Portfolio turnover rate[4]	4%	10%	2%	8%	18%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. See Note 3. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

Calendar year 2022 was a historically difficult one for the municipal bond market. The Bloomberg Municipal Bond Index, the 1919 Maryland Tax-Free Income Fund's primary benchmark, lost a record 8.53% for the year, as interest rates rose sharply from the record low levels seen in 2021. Supply chains struggled to keep up with a surge in pent-up demand from consumers flush with federal stimulus payments as the economy reopened post-pandemic, fueling a surge in inflation to the highest levels in over forty years. The Federal Reserve responded with an aggressive tightening campaign, raising overnight yields from the near-zero emergency level set at the height of the pandemic to 4.5% as of year-end in hopes of slowing the economy enough to bring inflation readings back down to their 2% target. In spite of the Fed's efforts, the tight labor market underpinned heady wage gains and an increase in consumer inflation expectations, keeping inflation stubbornly high. Longer term interest rates spiked accordingly, generating huge losses for all fixed income sectors. As we have communicated for some time, we saw little value in the tax-free market while yields resided at record lows, and structured the portfolio defensively to cushion shareholder principal when yields inevitably rose.

Despite the difficult year, trends in the municipal market actually helped the results from being even worse. While the economy was in disarray during the pandemic shutdown and immediate aftermath, the generous emergency stimulus payments to the states and local governments, as well as hospitals, airports and mass transit systems helped solidify credit quality within the tax-free market. The CARES Act and American Rescue Plan provided billions of dollars in direct fiscal relief to local governments, with much of the funds yet to be fully deployed. In addition to supporting education spending and COVID-related expenditures, these dollars bolstered rainy day funds and reserves, in sharp contrast to the Great Recession of 2008 where rainy day funds were run down and credit quality deteriorated significantly. Specific to Maryland, the Board of Revenue Estimates projects the rainy day fund to be $1.5 billion at the end of the 2022 fiscal year, an upward revision from $1.1 billion from the previous estimate. Ironically,

1919 Funds 2022 Annual Report

high inflation, to the extent it does not cause consumer spending to collapse, is helpful to growing tax revenues, which likewise have come in above estimates. Higher goods prices result in higher sales tax revenues, and the surge in assessed values on real estate generates higher property tax revenues. While real estate and consumer spending are likely to slow in sympathy with higher borrowing costs, municipalities are in excellent position to weather a downshift in economic activity.

In addition to supporting municipal credit quality and the tax-free market in general, stimulus dollars also reduced local governments' borrowing requirements for capital projects, resulting in a huge drop in new issue volume in calendar year 2022. Aggregate municipal new issue volume came in 20.5% lower versus 2021 levels as refunding volume collapsed despite record low borrowing costs. Maryland issuance was down an incredible 40.8% versus last year, which likewise was 8.2% below the 2020 level of issuance. Therefore, this year's supply of new bonds was nearly half the level we saw prior to the pandemic. Although tax-free mutual funds saw persistent outflows for the bulk of the year, demand from coupon and maturity reinvestment still exceeded the amount of new bonds being issued, which helped stem losses in the municipal market compared to what was seen in the Treasury and corporate bond markets. With muni yields now competitive on a risk-adjusted basis to other asset classes following the sharp rise in yields, we expect demand to be somewhat stronger this coming year. We also expect municipal issuance to pick up moderately despite higher borrowing costs, although probably not to the degree to bring the market back into a healthy balance. Therefore, we expect municipal bonds to remain somewhat rich to taxable bonds as the opportunity set of tax-free securities remains scarce.

Given the more attractive interest rate environment and our expectation that attractively priced bonds will be hard to find early in 2023, we took steps to increase the Fund's duration during the latter part of 2022. Yields on bonds maturing in the 15 to 20-year range approached 4% in the fourth quarter (levels not seen since before the credit crisis in 2008), and we softened our cautious posture to take advantage of an opportunity to augment the Fund's yield. The Fund's duration at year-end now resides at a more neutral 5.5, compared to an extremely defensive 3.22 at the beginning of the reporting period. We accomplished this restructuring by drawing down the Fund's cash balance but continue to have ample liquidity for additional purchases when opportunities arise. A longer duration versus our recent positioning will allow for greater price appreciation on current holdings should interest rates fall in 2023, which we expect as inflation slowly falls in response to the Fed's tighter monetary policy. That being said, we will be mindful of adding risk to the portfolio given the global uncertainties that remain, and only deploy funds when we believe we are adding meaningful incremental return on our investments.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders (unaudited) (cont'd)

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lauren K. Webb, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/22 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

Bloomberg Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

1919 Funds 2022 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2022 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2022

	1 Year	5 Years	10 Years
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	-10.05%	-0.11%	0.73%
Class C	-7.50	0.21	0.61
Without Sales Charges
Class A	-6.06	0.76	1.17
Class C	-6.57	0.21	0.61
Class I	-5.91	0.92	1.32
Bloomberg Municipal Bond Index(ii)	-8.53	1.25	2.13

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2022, the total gross annual operating expense ratios for Class A, Class C and Class I were 1.08%, 1.61% and 0.94%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The Bloomberg Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2024.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.04%	$1,000.00	$999.60	0.75%	$3.78
Class C	-0.31	1,000.00	996.90	1.30	6.54
Class I	0.11	1,000.00	1,001.10	0.60	3.03

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,021.42	0.75%	$3.82
Class C	2.52	1,000.00	1,018.65	1.30	6.61
Class I	2.52	1,000.00	1,022.18	0.60	3.06

1  The six months ended December 31, 2022.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2022 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2022 Annual Report

Schedule of investments

December 31, 2022

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.9%
Education — 10.0%
Maryland Stadium Authority	5.000%	5/1/42	$2,000,000	$2,103,692
Maryland Stadium Authority, Built to Learn Revenue	4.000%	6/1/39	500,000	484,975
Maryland State EDC, Student Housing Revenue Bonds:
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	242,600
Morgan State University Project	5.625%	7/1/43	565,000	600,643
Salisbury University Project	5.000%	6/1/27	455,000	455,691
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	502,087
Washington College, Town of Chestertown MD	5.000%	3/1/28	500,000	535,260
Maryland State Health & Higher EFA Revenue Bonds:
Johns Hopkins University (a)	3.630%	7/1/36	1,000,000	1,000,000
Maryland Institute College of Art	4.000%	6/1/42	250,000	231,149
Stevenson University	4.000%	6/1/34	500,000	487,033
Total Education				6,643,130
Health Care — 29.8%
County of Baltimore, Maryland:
Oak Crest Village Inc.	5.000%	1/1/30	495,000	513,863
Oak Crest Village Inc.	4.000%	1/1/40	500,000	456,300
Riderwood Village Obligated Group	4.000%	1/1/45	1,000,000	898,423
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,464,137
Maryland State EDC, Howard Hughes Medical Institute (a)	3.550%	2/15/43	1,300,000	1,300,000
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Healthcare Obligated Group	5.000%	1/1/33	2,500,000	2,609,032
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,326,777
Broadmead Inc.	4.250%	7/1/40	1,150,000	1,057,776
Doctors Hospital Inc. Obligated Group	5.000%	7/1/38	1,000,000	1,014,076
Greater Baltimore Medical Center Inc. (a)	3.900%	7/1/25	400,000	400,000
Greater Baltimore Medical Center Inc.	4.000%	7/1/38	1,000,000	951,317
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,268,515
James Lawrence Kernan Hospital (a)	3.580%	7/1/41	510,000	510,000
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,054,192
UPMC Obligated Group	4.000%	4/15/45	1,000,000	887,682
Total Health Care				19,712,090
Housing — 8.7%
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	934,330
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	958,363
Kirkwood House Preservation LP (a)	3.600%	12/1/38	1,000,000	1,000,000
Montgomery County Housing Opportunities Commission (a)	3.670%	1/1/41	1,000,000	1,000,000

1919 Funds 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Housing — continued
Montgomery County Housing Opportunities Commission	3.050%	7/1/44	$1,000,000	$837,333
Montgomery County Housing Opportunities Commission (a)	3.660%	1/1/49	1,000,000	1,000,000
Total Housing				5,730,026
Industrial Revenue — 0.6%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	430,000	430,283
Total Industrial Revenue				430,283
Leasing — 1.5%
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,000,871
Total Leasing				1,000,871
Local General Obligation — 22.9%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,153,799
County of Baltimore, Maryland	4.000%	3/24/23	3,000,000	3,005,814
County of Baltimore, Maryland	5.000%	3/1/30	1,000,000	1,095,025
County of Baltimore, Maryland	4.000%	3/1/40	1,000,000	1,002,576
County of Harford, Maryland	5.000%	2/1/23	1,000,000	1,001,495
County of Howard, Maryland	4.000%	8/15/45	2,000,000	1,944,937
County of Montgomery, Maryland (a)	3.650%	11/1/37	300,000	300,000
County of Prince George's, Maryland	5.000%	7/15/40	1,750,000	1,897,815
County of St Mary's, Maryland	5.000%	5/1/23	500,000	503,338
County of Wicomico, Maryland	4.000%	11/1/31	500,000	518,434
Maryland Stadium Authority, Ocean City Convention Facility Expansion	4.000%	12/15/39	525,000	515,720
State of Maryland	5.000%	6/1/26	610,000	630,509
State of Maryland	4.000%	8/1/29	500,000	503,903
State of Maryland	5.000%	3/15/31	1,000,000	1,095,329
Total Local General Obligation				15,168,694
Pre-Refunded/Escrowed to Maturity (b) — 8.8%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	2,320,000	2,351,185
County of Howard, Maryland	5.000%	2/15/24	500,000	501,120
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	2,999,883
Total Pre-Refunded/Escrowed to Maturity				5,852,188

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Transportation — 10.8%
Maryland Economic Development Corp., Air Cargo Obligated Group	4.000%	7/1/44	$1,795,000	$1,550,113
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	4.000%	5/1/30	3,000,000	3,180,562
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	1,958,914
Maryland State Transportation Authority Transportation Facilities Project Revenue	5.000%	7/1/40	400,000	437,430
Total Transportation				7,127,019
Water & Sewer — 4.8%
County of Montgomery, Maryland, Water Quality Protection Charge Revenue	4.000%	4/1/41	575,000	556,025
County of Montgomery, Maryland, Water Quality Protection Charge Revenue	4.000%	4/1/42	525,000	507,111
County of Montgomery, Maryland, Water Quality Protection Charge Revenue	4.000%	4/1/43	560,000	536,830
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/15/23	500,000	504,686
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/1/37	1,000,000	1,060,601
Total Water & Sewer				3,165,253
Total Municipal Bonds (Cost — $66,805,390)				64,829,554
Investments in Securities at Value — 97.9% (Cost — $66,805,390)				64,829,554
Other Assets in Excess of Liabilities — 2.1%				1,393,600
Total Net Assets — 100.0%				$66,223,154

(a)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

(b)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

Abbreviations used in this schedule:

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

GO  — General Obligation

LP  — Limited Partnership

1919 Funds 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

1919 Maryland Tax-Free Income Fund

Ratings table*

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	34.2%
AA/Aa	33.5%
A	16.2%
BBB/Baa	14.3%
BB/Bb	1.2%
NR/Not rated	0.6%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in securities at value (cost $66,805,390)	$64,829,554
Cash	38,601
Receivable for securities sold	1,000,183
Receivable for Fund shares sold	35,529
Interest receivable	845,098
Prepaid expenses	23,448
Total Assets	66,772,413
Liabilities:
Payable for Fund shares repurchased	421,786
Distributions to shareholders	9,292
Advisory fees payable	12,345
Distribution fees payable	12,953
Accrued other expenses	92,883
Total Liabilities	549,259
Net Assets	$66,223,154
Components of Net Assets:
Paid-in capital	$70,006,380
Total accumulated losses	(3,783,226)
Net Assets	$66,223,154
Class A:
Net Assets	$38,648,034
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,656,029
Net Asset Value, Redemption Price and Offering Price Per Share	$14.55
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$15.20
Class C:
Net Assets	$4,177,565
Shares Issued and Outstanding (unlimited shares authorized, no par value)	287,059
Net Asset Value, Redemption Price* and Offering Price Per Share	$14.55
Class I:
Net Assets	$23,397,555
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,607,144
Net Asset Value, Redemption Price and Offering Price Per Share	$14.56

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 7).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest Income	$1,958,578
Expenses:
Advisory fees (Note 3)	427,836
Distribution fees (Note 6)	103,872
Transfer agent fees and expenses (Note 3 & Note 6)	103,460
Administration and fund accounting fees (Note 3)	89,506
Registration fees	33,259
Legal fees	23,079
Audit fees	20,600
Trustees' fees (Note 3)	15,095
Shareholder reporting fees	7,113
Compliance fees (Note 3)	6,218
Insurance fees	6,158
Custody fees (Note 3)	4,654
Miscellaneous	8,411
Total Expenses	849,261
Expenses waived by the Adviser (Note 3)	(278,616)
Net Expenses	570,645
Net Investment Income	1,387,933
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain	9,994
Net Change in Unrealized Appreciation/Depreciation	(6,704,558)
Net Realized and Unrealized Loss on Investments	(6,694,564)
Net Decrease in Net Assets Resulting from Operations	$(5,306,631)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the Year Ended December 31,	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,387,933	$1,270,921
Net realized gain on investments	9,994	745,960
Net change in unrealized appreciation/depreciation on investments	(6,704,558)	(1,436,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,306,631)	579,941
Distributions to Shareholders:
From net investment income:
Class A	(836,400)	(794,757)
Class C	(57,151)	(55,173)
Class I	(494,384)	(420,979)
Total Distributions to Shareholders	(1,387,935)	(1,270,909)
Capital Transactions (Note 7):
Net proceeds from shares sold	12,362,081	13,539,503
Reinvestment of distributions	1,266,740	1,126,895
Cost of shares repurchased	(29,155,048)	(13,097,678)
Net Increase (Decrease) in Net Assets from Capital Transactions	(15,526,227)	1,568,720
Total Increase (Decrease) in Net Assets	(22,220,793)	877,752
Net Assets:
Beginning of year	88,443,947	87,566,195
End of year	$66,223,154	$88,443,947

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.77	$15.90	$15.68	$15.34	$15.63
Income (loss) from investment operations:
Net investment income[1]	0.26	0.23	0.35	0.40	0.45
Net realized and unrealized gain (loss) on investments	(1.21)	(0.14)	0.22	0.34	(0.29)
Total income (loss) from investment operations	(0.95)	0.09	0.57	0.74	0.16
Less distributions:
From net investment income	(0.27)	(0.22)	(0.35)	(0.40)	(0.45)
Total distributions	(0.27)	(0.22)	(0.35)	(0.40)	(0.45)
Net asset value, end of year	$14.55	$15.77	$15.90	$15.68	$15.34
Total return[2]	(6.06)%	0.61%	3.70%	4.87%	1.04%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$38,648	$54,353	$55,439	$57,000	$55,710
Ratios to average net assets Gross expenses	1.10%	1.08%	1.09%	1.07%	1.04%
Net Expenses[3]	0.75	0.75	0.75[4]	0.75[4]	0.75
Net investment income	1.77	1.42	2.24	2.57	2.92
Portfolio turnover rate[5]	33%	26%	27%	21%	43%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.77	$15.90	$15.68	$15.34	$15.63
Income (loss) from investment operations:
Net investment income[1]	0.18	0.14	0.27	0.32	0.36
Net realized and unrealized gain (loss) on investments	(1.22)	(0.13)	0.22	0.34	(0.29)
Total income (loss) from investment operations	(1.04)	0.01	0.49	0.66	0.07
Less distributions:
From net investment income	(0.18)	(0.14)	(0.27)	(0.32)	(0.36)
Total distributions	(0.18)	(0.14)	(0.27)	(0.32)	(0.36)
Net asset value, end of year	$14.55	$15.77	$15.90	$15.68	$15.34
Total return[2]	(6.57)%	0.06%	3.13%	4.29%	0.49%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,178	$5,454	$7,436	$7,875	$14,421
Ratios to average net assets Gross expenses	1.64%	1.61%	1.62%	1.61%	1.59%
Net Expenses[3]	1.30	1.30	1.30[4]	1.30[4]	1.30
Net investment income	1.22	0.89	1.70	2.07	2.37
Portfolio turnover rate[5]	33%	26%	27%	21%	43%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.78	$15.90	$15.69	$15.35	$15.63
Income (loss) from investment operations:
Net investment income[1]	0.29	0.25	0.37	0.42	0.47
Net realized and unrealized gain (loss) on investments	(1.22)	(0.12)	0.22	0.34	(0.28)
Total income (loss) from investment operations	(0.93)	0.13	0.59	0.76	0.19
Less distributions:
From net investment income	(0.29)	(0.25)	(0.38)	(0.42)	(0.47)
Total distributions	(0.29)	(0.25)	(0.38)	(0.42)	(0.47)
Net asset value, end of year	$14.56	$15.78	$15.90	$15.69	$15.35
Total return[2]	(5.91)%	0.83%	3.79%	5.02%	1.26%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$23,398	$28,636	$24,691	$19,277	$14,256
Ratios to average net assets Gross expenses	0.97%	0.94%	0.96%	0.93%	0.90%
Net Expenses[3]	0.60	0.60	0.60[4]	0.60[4]	0.60
Net investment income	1.92	1.57	2.38	2.69	3.06
Portfolio turnover rate[5]	33%	26%	27%	21%	43%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Socially Responsive Balanced Fund ("the Fund") through December 31, 2022.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to Health Care, Real Estate, and Utilities and decreased exposure to Information Technology, Communication Services, and Consumer Discretionary sectors. During the second half of the year we added to the Materials sectors and decreased exposure to the Information Technology, Industrials, and Consumer Staples sectors.

Throughout the year, we remained overweight in the Health Care, Financials, and Industrials sectors and maintained our underweight positioning in the Energy, Real Estate, and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries and Corporates including six green or sustainable bonds in the 3-10 year maturity range. Going forward, as the Fed draws closer to the end of the hiking cycle and the economy slows down, we will look to strategically extend the duration of the portfolio in defensive securities.

In the equity portion of the Fund, our stock selection in the Consumer Discretionary and Materials sectors contributed to relative performance in 2022. In terms of sector positioning, our underweighting of Consumer Discretionary and overweighting of Health Care and Industrials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Eli Lilly & Co., TJX Cos. Inc., Chubb Limited, UnitedHealth Group Inc., and Steel Dynamics Inc.

The leading contributor to performance in the fixed-income portion of the Fund was a duration shorter than the benchmark. On an individual security basis, the largest contributors to return were Target Corp. 4.5% 9/15/32, QUALCOMM Inc. FRN 1/30/23, Goldman Sachs Group Inc. 0.481% 1/27/23, U.S. Treasury 4.125% 11/15/32 and Apple Inc. 2.85% 2/23/23.

In the equity portion of the Fund, our stock selection in the Industrials, Consumer Staples, and Communication Services sectors detracted from relative results for the year. In terms of

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders (unaudited) (cont'd)

sector positioning, our underweighting of the Energy and Utilities sectors detracted from performance. On an individual stock basis, the largest detractors from performance were Amazon.com Inc., Apple Inc., Microsoft Corp., NVIDIA Corp., and Meta Platforms Inc.

In the fixed-income portion of the Fund, the leading detractor to performance was our overweight to the 7-10 year part of the curve in the A-rated corporate sector. On an individual security basis, the largest detractors from performance were FNMA 0.875% 8/5/30, Mastercard Inc. 1.9% 3/15/31, U.S. Treasury 1.5% 2/15/30, Autodesk Inc. 2.4% 12/15/31 and U.S. Treasury 2.125% 5/31/26.

Thank you for your investment in the 1919 Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Robert Huesman, CFA
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Alison Bevilacqua
Portfolio Manager
(Head of Social Research)
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/2022 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in

1919 Funds 2022 Annual Report

accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2022 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2022 Annual Report

Total Returns* as of December 31, 2022

	1 Year	5 Years	10 Years
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	-24.60%	5.58%	7.35%
Class C	-21.41	6.09	7.22
Without Sales Charges
Class A	-20.00	6.84	7.99
Class C	-20.62	6.09	7.22
Class I	-19.82	7.15	8.29
S&P 500 Index(i)	-18.11	9.42	12.56
Bloomberg U.S. Aggregate Bond Index(ii)	-13.01	0.02	1.06
Blended S&P 500 Index (70%) and Bloomberg U.S. Aggregate Index (30%)(iii)	-16.33	6.86	9.22

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2022, the total annual operating expense ratios for Class A, Class C and Class I were 0.97%, 1.69% and 0.72%, respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.22%	$1,000.00	$997.80	0.99%	$4.99
Class C	-0.64	1,000.00	993.60	1.72	8.64
Class I	-0.12	1,000.00	998.80	0.73	3.68

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,020.21	0.99%	$5.04
Class C	2.52	1,000.00	1,016.53	1.72	8.74
Class I	2.52	1,000.00	1,021.53	0.73	3.72

1  For the six months ended December 31, 2022.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2022 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

*  Less than 0.01%.

1919 Funds 2022 Annual Report

Schedule of investments

December 31, 2022

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 66.6%
Communication Services — 4.4%
Alphabet Inc., Class A Shares *	204,140	$18,011,272
Netflix Inc. *	25,345	7,473,734
Walt Disney Co/The *	54,591	4,742,866
Total Communication Services		30,227,872
Consumer Discretionary — 5.9%
Amazon.com Inc. *	150,420	12,635,280
Chipotle Mexican Grill Inc. *	3,492	4,845,115
Home Depot Inc/The	32,955	10,409,166
TJX Cos Inc.	150,686	11,994,606
Total Consumer Discretionary		39,884,167
Consumer Staples — 5.0%
Costco Wholesale Corp.	20,208	9,224,952
Darling International Inc. *	81,386	5,093,950
Estee Lauder Cos. Inc. Class A Shares	36,187	8,978,356
PepsiCo Inc.	58,515	10,571,320
Total Consumer Staples		33,868,578
Financials — 8.6%
Bank of America Corp.	321,757	10,656,592
Charles Schwab Corp/The	151,670	12,628,044
Chubb Limited	33,191	7,321,934
Hannon Armstrong Sustainable Infrastructure Capital Inc.	162,574	4,711,394
M&T Bank Corp.	28,332	4,109,840
Reinsurance Group of America, Inc.	51,545	7,324,029
Truist Financial Corp.	272,363	11,719,780
Total Financials		58,471,613
Health Care — 13.6%
AstraZeneca PLC	142,302	9,648,075
Boston Scientific Corp. *	276,123	12,776,211
Danaher Corp.	48,348	12,832,526
Eli Lilly & Co.	40,022	14,641,649
IQVIA Holdings Inc. *	54,782	11,224,284
Thermo Fisher Scientific Inc.	26,054	14,347,677
UnitedHealth Group Inc.	32,501	17,231,380
Total Health Care		92,701,802
Industrials — 6.2%
Advanced Drainage Systems, Inc.	80,849	6,627,193
Cintas Corp.	23,215	10,484,358
Eaton Corp. PLC	63,152	9,911,706
Old Dominion Freight Line, Inc.	19,247	5,461,914

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
Rockwell Automation, Inc.			14,873	$3,830,839
Union Pacific Corp.			29,266	6,060,111
Total Industrials				42,376,121
Information Technology — 17.9%
Adobe Systems Inc. *			22,840	7,686,345
Apple Inc.			187,597	24,374,478
Broadcom Inc.			16,116	9,010,939
Intuit Inc.			15,250	5,935,605
Microsoft Corp.			112,544	26,990,302
NVIDIA Corp.			50,798	7,423,620
Palo Alto Networks Inc. *			49,480	6,904,439
PayPal Holdings Inc. *			55,842	3,977,067
QUALCOMM Inc.			47,005	5,167,730
Salesforce.com Inc. *			43,782	5,805,055
SolarEdge Technologies Inc. *			30,083	8,521,612
Visa Inc. Class A Shares			46,468	9,654,192
Total Information Technology				121,451,384
Materials — 1.1%
Linde PLC			10,323	3,367,156
Steel Dynamics Inc.			45,454	4,440,856
Total Materials				7,808,012
Real Estate Investment Trusts (REITs) — 2.1%
Crown Castle International Corp.			44,782	6,074,231
Prologis Inc.			73,866	8,326,914
Total Real Estate Investment Trusts (REITs)				14,401,145
Utilities — 1.8%
American Water Works Co. Inc.			80,183	12,221,493
Total Utilities				12,221,493
Total Common Stocks (Cost — $359,972,797)				453,412,187
Security	Rate	Maturity Date	Face Amount	Value
Asset Backed Securities — 0.5%
World Omni Auto Receivables Trust 2021-B, A-3	0.420%	6/15/26	$3,800,000	$3,648,423
Total Asset Backed Securities (Cost — $3,799,779)				3,648,423
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2011-53 CY	4.000%	6/25/41	24,893	24,043
Total Collateralized Mortgage Obligations (Cost — $25,129)				24,043

1919 Funds 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 20.9%
Communication Services — 2.2%
Alphabet Inc.	0.450%	8/15/25	$1,500,000	$1,354,630
AT&T Inc.	2.300%	6/1/27	1,350,000	1,205,097
AT&T Inc.	4.350%	3/1/29	465,000	444,974
AT&T, Inc.	0.900%	3/25/24	2,730,000	2,594,567
AT&T, Inc.	2.750%	6/1/31	1,250,000	1,042,391
Comcast Corp.	3.375%	2/15/25	210,000	203,887
Comcast Corp.	5.650%	6/15/35	600,000	633,607
Verizon Communications Inc.	4.329%	9/21/28	777,000	750,027
Verizon Communications Inc.	3.875%	2/8/29	410,000	386,375
Verizon Communications Inc.	4.500%	8/10/33	350,000	330,008
Verizon Communications Inc.	5.250%	3/16/37	335,000	333,869
Verizon Communications, Inc.	1.750%	1/20/31	1,325,000	1,034,452
Walt Disney Co/The	1.750%	1/13/26	1,550,000	1,421,862
Walt Disney Co/The	2.200%	1/13/28	3,215,000	2,871,067
Total Communication Services				14,606,813
Consumer Discretionary — 3.4%
Amazon.com Inc.	0.250%	5/12/23	3,650,000	3,593,013
Amazon.com, Inc.	4.700%	12/1/32	905,000	901,801
California Endowment/The	2.498%	4/1/51	1,700,000	1,062,506
Ford Foundation/The	2.415%	6/1/50	1,000,000	639,352
Home Depot Inc/The	1.500%	9/15/28	1,900,000	1,622,511
Honda Motor Co Ltd.	2.271%	3/10/25	6,150,000	5,828,878
Lowe's Cos Inc.	1.300%	4/15/28	2,100,000	1,751,617
Starbucks Corp.	2.450%	6/15/26	250,000	232,241
Starbucks Corp.	2.250%	3/12/30	1,255,000	1,047,290
Target Corp.	4.500%	9/15/32	3,600,000	3,522,464
Toyota Motor Credit Corp.	1.350%	8/25/23	740,000	723,629
Toyota Motor Credit Corp.	1.125%	6/18/26	965,000	854,866
Whirlpool Corp.	2.400%	5/15/31	1,775,000	1,415,543
Total Consumer Discretionary				23,195,711
Consumer Staples — 0.7%
CVS Health Corp.	3.875%	7/20/25	910,000	889,553
PepsiCo, Inc.	3.900%	7/18/32	1,200,000	1,138,554
PepsiCo Inc.	3.500%	3/19/40	575,000	484,641
Walmart, Inc.	1.800%	9/22/31	2,700,000	2,212,588
Total Consumer Staples				4,725,336
Financials — 5.9%
Affiliated Managers Group Inc.	3.300%	6/15/30	755,000	627,807
Allstate Corp/The	1.450%	12/15/30	1,345,000	1,036,682

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
Bank of America Corp. (effective 9/25/2024, US SOFR + 0.910%) (a)	0.981%	9/25/25	$1,650,000	$1,520,203
Bank of America Corp.(effective 12/6/2024, US SOFR + 0.650%) (a)	1.530%	12/6/25	4,425,000	4,086,919
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.810%) (a)	3.366%	1/23/26	550,000	526,070
Bank of America Corp. (3M US LIBOR + 0.760%) (a)(b)	5.529%	9/15/26	1,602,000	1,555,763
Bank of America Corp.	4.183%	11/25/27	525,000	499,615
Bank of Montreal (effective 1/10/2032, 5 YR CMT + 1.400%) (a)	3.088%	1/10/37	2,515,000	1,914,059
Bank of New York Mellon Corp/The	1.600%	4/24/25	415,000	386,227
BlackRock Inc.	3.250%	4/30/29	455,000	422,315
BlackRock Inc.	2.400%	4/30/30	710,000	608,900
Boston Properties LP	4.500%	12/1/28	1,335,000	1,242,459
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686%) (a)	0.776%	10/30/24	2,200,000	2,109,127
Citigroup Inc.	5.500%	9/13/25	325,000	327,594
Citigroup Inc. (effective 11/3/2024, US SOFR + 0.528%) (a)	1.281%	11/3/25	690,000	636,575
Citigroup Inc. (effective 6/3/2030, US SOFR + 2.107%) (a)	2.572%	6/3/31	1,500,000	1,220,109
Goldman Sachs Group Inc/The	3.500%	11/16/26	1,830,000	1,719,744
Goldman Sachs Group Inc/The	2.600%	2/7/30	1,250,000	1,048,909
Host Hotels & Resorts LP	3.375%	12/15/29	1,600,000	1,344,559
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	487,481
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.600%) (a)	0.653%	9/16/24	2,000,000	1,929,614
MetLife Inc.	4.550%	3/23/30	660,000	653,327
PNC Financial Services Group Inc.	2.200%	11/1/24	975,000	932,723
Prudential Financial Inc.	1.500%	3/10/26	1,570,000	1,414,937
Royal Bank of Canada	1.150%	7/14/26	3,500,000	3,090,229
Simon Property Group LP	3.375%	12/1/27	510,000	473,179
State Street Corp.	3.700%	11/20/23	370,000	365,542
State Street Corp.	3.550%	8/18/25	360,000	350,611
State Street Corp. (effective 11/1/2029, US SOFR + 1.490%) (a)	3.031%	11/1/34	1,000,000	845,762
Toronto-Dominion Bank/The	1.150%	6/12/25	1,175,000	1,072,899
Truist Financial Corp. (effective 3/2/2026, US SOFR + 0.609%) (a)	1.267%	3/2/27	2,675,000	2,374,780
Wells Fargo & Co. (effective 5/19/2024, US SOFR + 0.510%) (a)	0.805%	5/19/25	3,300,000	3,091,848
Total Financials				39,916,568
Health Care — 1.8%
AbbVie Inc.	4.250%	11/14/28	600,000	580,940
AbbVie Inc.	4.400%	11/6/42	1,120,000	981,640

1919 Funds 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Amgen, Inc.	3.000%	2/22/29	$3,475,000	$3,090,326
Anthem Inc.	2.875%	9/15/29	1,530,000	1,351,162
Bristol-Myers Squibb Co.	3.900%	2/20/28	365,000	352,704
Bristol-Myers Squibb Co.	3.400%	7/26/29	725,000	675,382
Bristol-Myers Squibb Co.	1.450%	11/13/30	1,580,000	1,254,036
CVS Health Corp.	4.780%	3/25/38	345,000	316,775
Gilead Sciences Inc.	4.600%	9/1/35	320,000	306,574
Gilead Sciences, Inc.	1.650%	10/1/30	1,700,000	1,356,315
UnitedHealth Group Inc.	3.500%	8/15/39	515,000	425,232
UnitedHealth Group, Inc.	2.000%	5/15/30	1,600,000	1,326,382
Total Health Care				12,017,468
Industrials — 1.2%
Allegion US Holding Co, Inc.	5.411%	7/1/32	2,300,000	2,238,306
Archer-Daniels-Midland Co.	2.900%	3/1/32	3,000,000	2,593,761
Johnson Controls International PLC	1.750%	9/15/30	2,225,000	1,788,527
Xylem Inc./NY	1.950%	1/30/28	1,785,000	1,538,320
Total Industrials				8,158,914
Information Technology — 2.9%
Adobe Inc.	2.150%	2/1/27	850,000	775,875
Apple Inc.	2.850%	2/23/23	575,000	573,451
Autodesk, Inc.	2.400%	12/15/31	3,775,000	3,044,855
Fortinet, Inc.	1.000%	3/15/26	2,185,000	1,917,344
Jabil, Inc.	4.250%	5/15/27	2,515,000	2,384,559
Mastercard Inc.	3.300%	3/26/27	1,350,000	1,289,995
Mastercard Inc.	1.900%	3/15/31	4,000,000	3,271,493
Microsoft Corp.	4.200%	11/3/35	565,000	552,305
NVIDIA Corp.	0.584%	6/14/24	3,115,000	2,942,031
QUALCOMM Inc. (3M US LIBOR + 0.730%) (a)(b)	5.145%	1/30/23	340,000	340,022
QUALCOMM Inc.	3.450%	5/20/25	500,000	487,537
Salesforce.com Inc.	1.500%	7/15/28	2,135,000	1,828,323
Total Information Technology				19,407,790
Materials — 0.1%
Nutrien Ltd.	4.200%	4/1/29	425,000	401,143
Total Materials				401,143
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle, Inc.	1.050%	7/15/26	2,050,000	1,775,916
Prologis LP	2.250%	4/15/30	1,620,000	1,357,354
Prologis LP	1.250%	10/15/30	3,000,000	2,288,513
Welltower Inc.	2.700%	2/15/27	1,600,000	1,444,757
Total Real Estate Investment Trusts (REITs)				6,866,540

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.7%
Avangrid Inc.	3.800%	6/1/29	$650,000	$593,509
DTE Electric Co.	1.900%	4/1/28	2,145,000	1,871,298
DTE Electric Co.	4.050%	5/15/48	1,480,000	1,244,889
Duke Energy Florida LLC	2.400%	12/15/31	3,225,000	2,650,557
Georgia Power Co.	3.250%	4/1/26	345,000	326,221
MidAmerican Energy Co.	3.650%	4/15/29	1,375,000	1,292,432
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	2,720,000	2,331,498
Public Service Co of Colorado	3.200%	3/1/50	520,000	374,578
Union Electric Co.	2.625%	3/15/51	1,280,000	818,834
Total Utilities				11,503,816
Total Corporate Bonds (Cost — $160,531,054)				140,800,099
Foreign Government Agency Issues — 0.4%
International Bank for Reconstruction & Development	0.625%	4/22/25	1,620,000	1,487,748
International Bank for Reconstruction & Development	3.125%	11/20/25	930,000	899,658
Total Foreign Government Agency Issues (Cost — $2,544,820)				2,387,406
Mortgage Backed Securities — 0.7%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	45,443	44,158
Gold Pool A35826	5.000%	7/1/35	21,628	21,706
Gold Pool G08112	6.000%	2/1/36	38,112	39,581
Gold Pool G08179	5.500%	2/1/37	12,105	12,586
Gold Pool A65694	6.000%	9/1/37	12,656	12,924
Gold Pool G02564	6.500%	1/1/37	16,481	17,102
Federal National Mortgage Association (FNMA)
Pool 891596	5.500%	6/1/36	353	363
Pool 946594	6.000%	9/1/37	18,295	19,026
Pool 190375	5.500%	11/1/36	2,155	2,238
Pool 490446	6.500%	3/1/29	8	9
Pool 808156	4.500%	2/1/35	6,228	6,120
Pool 916386	6.000%	5/1/37	11,849	12,244
General National Mortgage Association (GNMA)
Gold Pool MA3873	3.000%	8/20/46	875,553	793,731
Gold Pool MA6310	3.000%	12/20/34	201,123	188,884
Gold Pool MA6409	3.000%	1/20/50	523,326	471,745
Gold Pool MA6572	3.000%	4/20/35	460,751	432,673
Gold Pool MA6740	2.500%	8/20/35	725,732	663,719
Gold Pool 003922M	7.000%	11/20/36	10,856	11,491

1919 Funds 2022 Annual Report

Schedule of investments (cont'd)

December 31, 2022

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Backed Securities — continued
Gold Pool 550763X	5.000%	12/15/35	$56,198	$57,414
Gold Pool 2020-194	1.000%	6/16/62	2,058,891	1,635,763
Total Mortgage Backed Securities (Cost — $5,139,688)				4,443,477
U.S. Government Agency Issue — 2.2%
Federal Home Loan Bank (FHLB)	5.500%	7/15/36	125,000	137,951
Federal Home Loan Bank (FHLB)	3.250%	11/16/28	2,125,000	2,045,962
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	380,000	444,834
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	132,204
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	356,429
Federal National Mortgage Association (FNMA)	0.875%	8/5/30	8,670,000	6,906,792
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	985,000	1,106,358
Federal National Mortgage Association (FNMA)	0.750%	10/8/27	2,270,000	1,959,513
Federal National Mortgage Association (FNMA)	0.500%	11/7/25	2,200,000	1,980,784
Total U.S. Government Agency Issue (Cost — $17,526,782)				15,070,827
U.S. Treasury Obligations — 7.4%
United States Treasury Bonds	4.375%	11/15/39	204,000	214,188
United States Treasury Bonds	3.500%	2/15/39	573,000	542,000
United States Treasury Bonds	5.500%	8/15/28	335,000	359,248
United States Treasury Bonds	6.125%	11/15/27	675,000	737,543
United States Treasury Bonds	6.500%	11/15/26	135,000	146,464
United States Treasury Bonds	6.750%	8/15/26	90,000	97,889
United States Treasury Bonds	6.875%	8/15/25	100,000	106,344
United States Treasury Bonds	7.625%	2/15/25	390,000	415,289
United States Treasury Bonds	7.500%	11/15/24	1,105,000	1,166,185
United States Treasury Bonds	6.250%	8/15/23	550,000	554,743
United States Treasury Bonds	7.125%	2/15/23	325,000	326,027
United States Treasury Notes	4.125%	11/15/32	1,200,000	1,229,250
United States Treasury Notes	1.500%	2/15/30	4,670,000	3,991,391
United States Treasury Notes	2.875%	8/15/28	5,300,000	5,001,875
United States Treasury Notes	2.875%	5/15/28	3,500,000	3,309,414
United States Treasury Notes	2.250%	11/15/27	2,200,000	2,031,305
United States Treasury Notes	2.000%	11/15/26	3,375,000	3,125,434
United States Treasury Notes	1.500%	8/15/26	2,110,000	1,926,034
United States Treasury Notes	2.125%	5/31/26	6,700,000	6,277,848
United States Treasury Notes	2.625%	1/31/26	1,625,000	1,554,541
United States Treasury Notes	2.500%	1/31/25	10,300,000	9,916,969
United States Treasury Notes	2.125%	11/30/24	2,000,000	1,916,016
United States Treasury Notes	3.125%	11/15/28	2,900,000	2,772,162
United States Treasury Notes	2.750%	2/15/28	1,630,000	1,535,638
United States Treasury Notes	3.000%	10/31/25	905,000	875,022
Total U.S. Treasury Obligations (Cost — $55,068,760)				50,128,819

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Face Amount	Value
Short-Term Investment — 1.3%
Fidelity Investments Money Market — Government Portfolio — Class I (c)	4.060%	$8,704,210	$8,704,210
Total Short Term Investment (Cost — $8,704,210)			8,704,210
Total Investments — 100.0% (Cost — $613,313,019)			678,619,491
Liabilities in Excess of Other Assets — 0.0%			(238,069)
Total Net Assets — 100.0%			$678,381,422

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  Variable rate security. Reference rate and spread are included in the description.

(c)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

CMT  — Constant Maturity Treasury Rate

LIBOR  — London Inter-Bank Offered Rate

LLC  — Limited Liability Corporation

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in securities at value (cost $613,313,019)	$678,619,491
Receivable for Fund shares sold	381,733
Dividends and interest receivable	1,640,653
Prepaid expenses	37,088
Total Assets	680,678,965
Liabilities:
Payable for Fund shares repurchased	1,252,211
Advisory fees payable	306,009
Distribution fees payable	365,622
Accrued other expenses	373,701
Total Liabilities	2,297,543
Net Assets	$678,381,422
Components of Net Assets:
Paid-in capital	$631,684,545
Total distributable earnings	46,696,877
Net Assets	$678,381,422
Class A:
Net Assets	$209,003,267
Issued and Outstanding (unlimited shares authorized, no par value)	9,085,046
Net Asset Value, Redemption Price and Offering Price Per Share	$23.01
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$24.41
Class C:
Net Assets	$107,014,376
Issued and Outstanding (unlimited shares authorized, no par value)	4,701,290
Net Asset Value, Redemption Price* and Offering Price Per Share	$22.76
Class I:
Net Assets	$362,363,779
Issued and Outstanding (unlimited shares authorized, no par value)	15,728,245
Net Asset Value, Redemption Price and Offering Price Per Share	$23.04

*  Redemption price per share is NAV of Class C shares reduced by a CDSC of up to 1.00%, contingent upon timing of redemption (See Note 7).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividend income (Net of foreign tax of $6,760)	$5,057,519
Interest income	4,742,595
Total Investment Income	9,800,114
Expenses:
Advisory fees (Note 3)	3,926,727
Distribution fees (Note 6)	1,751,653
Transfer agent fees and expenses (Note 3 & Note 6)	810,224
Administration and fund accounting fees (Note 3)	414,427
Registration fees	131,588
Shareholder reporting fees	90,165
Custody fees (Note 3)	45,268
Legal fees	24,323
Audit fees	17,504
Insurance fees	17,393
Trustees' fees (Note 3)	15,102
Compliance fees (Note 3)	6,074
Miscellaneous fees	11,324
Total Expenses	7,261,772
Net Investment Income	2,538,342
Realized and Unrealized Loss on Investments
Net Realized Loss	(18,585,478)
Net Change in Unrealized Appreciation/Depreciation	(170,101,890)
Net Realized and Unrealized Loss on Investments	(188,687,368)
Net Decrease in Net Assets Resulting from Operations	$(186,149,026)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the Year Ended December 31,	2022	2021
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,538,342	$306,773
Net realized gain (loss) on investments	(18,585,478)	6,619,343
Net change in unrealized appreciation/depreciation on investments	(170,101,890)	109,223,881
Net Increase (Decrease) in Net Assets Resulting from Operations	(186,149,026)	116,149,997
Distributions to Shareholders:
Class A	(491,662)	(1,061,249)
Class C	(69,747)	(484,086)
Class I	(1,950,394)	(2,442,530)
Total Distributions to Shareholders	(2,511,803)	(3,987,865)
Capital Transactions (Note 7):
Net proceeds from shares sold:	169,362,558	412,355,342
Reinvestment of distributions:	2,310,033	3,759,570
Cost of shares repurchased:	(223,780,654)	(99,407,547)
Net Increase (Decrease) in Net Assets from Capital Transactions	(52,108,063)	316,707,365
Total Increase (Decrease) in Net Assets	(240,768,892)	428,869,497
Net Assets:
Beginning of year	919,150,314	490,280,817
End of year	$678,381,422	$919,150,314

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.83	$24.69	$20.55	$16.59	$17.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	(0.00)[2]	0.05	0.12	0.10
Net realized and unrealized gain (loss) on investments	(5.85)	4.26	4.15	3.97	(0.28)
Total income (loss) from investment operations	(5.77)	4.26	4.20	4.09	(0.18)
Less distributions:
From net investment income	(0.04)	(0.01)	(0.06)	(0.10)	(0.10)
From net realized gain on investments	(0.01)	(0.11)	0.00	(0.03)	(1.07)
Total distributions	(0.05)	(0.12)	(0.06)	(0.13)	(1.17)
Net asset value, end of year	$23.01	$28.83	$24.69	$20.55	$16.59
Total return[3]	(20.00)%	17.26%	20.57%	24.69%	(1.31)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$209,003	$264,785	$190,180	$137,213	$100,584
Ratios to average net assets Gross expenses	0.97%	0.96%	1.16%	1.25%	1.28%
Net expenses[4]	0.97	0.96	1.16	1.25	1.25
Net investment income (loss)	0.31	(0.01)	0.25	0.62	0.55
Portfolio turnover rate[5]	13%	9%	16%	11%	13%

1  Per share amounts have been calculated using the average shares method.

2  Amount represents less than $(0.01) per share.

3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.69	$24.73	$20.67	$16.73	$18.11
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.19)	(0.09)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.82)	4.26	4.17	3.99	(0.28)
Total income (loss) from investment operations	(5.92)	4.07	4.08	3.98	(0.31)
Less distributions:
From net investment income	—	—	(0.02)	(0.01)	—
From net realized gain on investments	(0.01)	(0.11)	—	(0.03)	(1.07)
Total distributions	(0.01)	(0.11)	(0.02)	(0.04)	(1.07)
Net asset value, end of year	$22.76	$28.69	$24.73	$20.67	$16.73
Total return[2]	(20.62)%	16.46%	19.77%	23.78%	(1.95)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$107,014	$133,861	$59,784	$19,006	$12,732
Ratios to average net assets Gross expenses	1.70%	1.68%	1.82%	1.93%	1.97%
Net expenses[3]	1.70	1.68	1.82	1.93	1.97
Net investment loss	(0.42)	(0.72)	(0.40)	(0.07)	(0.17)
Portfolio turnover rate[4]	13%	9%	16%	11%	13%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.88	$24.70	$20.54	$16.57	$17.91
Income (loss) from investment operations:
Net investment income[1]	0.14	0.07	0.13	0.19	0.16
Net realized and unrealized gain (loss) on investments	(5.87)	4.26	4.15	3.96	(0.29)
Total Income (loss) from investment operations	(5.73)	4.33	4.28	4.15	(0.13)
Less distributions:
From net investment income	(0.10)	(0.04)	(0.12)	(0.15)	(0.14)
From net realized gain on investments	(0.01)	(0.11)	—	(0.03)	(1.07)
Total distributions	(0.11)	(0.15)	(0.12)	(0.18)	(1.21)
Net asset value, end of year	$23.04	$28.88	$24.70	$20.54	$16.57
Total return[2]	(19.82)%	17.61%	20.93%	25.10%	(1.00)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$362,364	$520,504	$240,316	$72,849	$18,027
Ratios to average net assets Gross expenses	0.72%	0.71%	0.83%	0.91%	0.96%
Net expenses[3]	0.72	0.71	0.83	0.91	0.96
Net investment income	0.55	0.26	0.59	0.98	0.89
Portfolio turnover rate[4]	13%	9%	16%	11%	13%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2022 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Socially Responsive Fund are registered as a diversified series; the Maryland Fund is registered as non-diversified investment series.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Funds are each considered an investment company under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

1919 Funds 2022 Annual Report

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security's fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Funds are accurately priced and involves reliance on judgment. There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV per share.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$168,663,403	$—	$—	$168,663,403
Total long-term investments	168,663,403	—	—	168,663,403
Short-term investment	2,457,823	—	—	2,457,823
Total investments	$171,121,226	$—	$—	$171,121,226

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$64,829,554	$—	$64,829,554
Total investments	$—	$64,829,554	$—	$64,829,554

SOCIALLY RESPONSIVE FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$453,412,187	$—	$—	$453,412,187
Asset Backed Securities	—	3,648,423	—	3,648,423
Collateralized Mortgage Obligations	—	24,043	—	24,043
Corporate Bonds	—	140,800,099	—	140,800,099
Foreign Government Agency Issues	—	2,387,406	—	2,387,406
Mortgage Backed Securities	—	4,443,477	—	4,443,477
U.S. Government & Agency Obligations	—	65,199,646	—	65,199,646
Total long-term investments	453,412,187	216,503,094	—	669,915,281
Short-term investment	8,704,210	—	—	8,704,210
Total investments	$462,116,397	$216,503,094	$—	$678,619,491

*  See Schedule of investments for additional detailed categorizations.

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2022 the Financial Services Fund held foreign currency and securities.

(c) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental

1919 Funds 2022 Annual Report

policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

(h) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2022, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

1919 Funds 2022 Annual Report

The Adviser has contractually agreed to reduce fees and pay expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation) so that total annual operating expenses do not exceed the levels set forth below.

Fund	Class A	Class C	Class I
Financial Services Fund	1.50%	2.25%	1.25%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	1.00%

The arrangements are in place until April 30, 2024, but may be terminated or amended at any time by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. The amounts waived are detailed on each Fund's Statement of operations.

At December 31, 2022, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Maryland Fund
2023:	$293,780
2024	292,964
2025	278,616
Total	$865,360

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Funds' administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Funds' custodian and provides compliance services to the Funds. Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor and principal underwriter. For the year ended,

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

December 31, 2022, the Funds incurred the following expenses for administration & fund accounting, custody, transfer agent and compliance fees:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$126,284	$89,506	$414,427
Custody	20,390	4,654	45,268
Transfer agent*	124,858	61,018	258,287
Compliance	6,074	6,218	6,074

*  Statements of operations include combined service fees paid to various intermediaries as detailed on Note 6.

At December 31, 2022, the Funds had payables for administration & fund accounting, custody, transfer agent and compliance fees in the following amounts:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$41,171	$31,736	$130,562
Custody	3,327	782	6,190
Transfer agent	41,528	20,537	86,663
Compliance	2,025	2,074	2,025

The above payable amounts are included in Accrued other expenses in each Fund's Statement of assets and liabilities.

The Independent Trustees in total were paid $45,311 for their services and reimbursement of travel expenses during the year ended December 31, 2022. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

Note 4. Investments transactions

During the year ended December 31, 2022 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$8,327,162	—
Sales	$29,426,437	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$25,002,959	—
Sales	$41,485,000	—

1919 Funds 2022 Annual Report

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$107,684,621	$19,147,872
Sales	$91,103,028	$3,279,103

Note 5. Income tax information and distributions to shareholders

At December 31, 2022, the components of distributable earnings for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$92,622,186	$66,805,390	$613,752,425
Gross tax unrealized appreciation	80,672,098	669,955	129,763,981
Gross tax unrealized depreciation	(2,155,824)	(2,645,791)	(64,896,916)
Net tax unrealized appreciation/depreciation on investment	78,516,274	(1,975,836)	64,867,065
Undistributed ordinary income	80,715	96,445	506,880
Undistributed tax-exempt income	—	—	—
Undistributed long-term capital gains	121,428	—	—
Capital loss carryforwards	—	(1,831,955)	(18,636,693)
Other book/tax temporary differences*	(26,212)	(71,880)	(40,375)
Total distributable earnings (loss)	$78,692,205	$(3,783,226)	$46,696,877

*  Other book/tax differences are attributable primarily to the timing of the deductibility of various expenses.

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distribution Paid From:
Ordinary Income	$1,524,687	$1,566,751
Net Long Term Capital Gains	2,519,830	9,290,441
Total	$4,044,517	$10,857,192

MARYLAND FUND

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distribution Paid From:
Tax Exempt Income	$1,374,789	$1,245,738
Ordinary Income	13,146	25,171
Total	$1,387,935	$1,270,909

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distribution Paid From:
Ordinary Income	$2,271,617	$2,233,241
Net Long Term Capital Gains	240,186	1,754,624
Total	$2,511,803	$3,987,865

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer in to their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of December 31, 2022, the Funds did not have any late year or post October losses.

As of December 31, 2022, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	—	$146,181	$8,701,911
Capital Loss Carryovers — Long-Term	—	1,685,774	9,934,782
Total	—	$1,831,955	$18,636,693

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A Service	Class C Service	Class C Distribution
Financial Services Fund	0.25%	0.25%	0.75%
Maryland Fund	0.15%	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%

1919 Funds 2022 Annual Report

For the year ended December 31, 2022, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2022
	Distribution Fees	Transfer Agent Fees
Class A	$193,835	$70,735
Class C	309,748	20,500
Class I	—	67,068
Total	$503,583	$158,303

MARYLAND FUND

	December 31, 2022
	Distribution Fees	Transfer Agent Fees
Class A	$71,047	$22,527
Class C	32,825	1,520
Class I	—	18,395
Total	$103,872	$42,442

SOCIALLY RESPONSIVE FUND

	December 31, 2022
	Distribution Fees	Transfer Agent Fees
Class A	$561,635	$163,404
Class C	1,190,018	61,784
Class I	—	326,749
Total	$1,751,653	$551,937

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

Note 7. Shares of beneficial interest

The Funds have an unlimited number of shares of beneficial interest authorized with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

1919 FINANCIAL SERVICES FUND

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	365,638	$11,013,582	407,317	$13,216,184
Shares issued on reinvestment	57,342	1,627,932	116,482	3,761,188
Shares repurchased	(378,031)	(11,216,229)	(441,422)	(14,249,425)
Net increase	44,949	$1,425,285	82,377	$2,727,947
Class C
Shares sold	67,074	$1,817,740	214,451	$6,159,813
Shares issued on reinvestment	17,436	447,398	54,589	1,594,000
Shares repurchased	(200,458)	(5,326,473)	(154,472)	(4,417,360)
Net increase (decrease)	(115,948)	$(3,061,335)	114,568	$3,336,453
Class I
Shares sold	393,744	$12,435,908	1,310,084	$42,194,853
Shares issued on reinvestment	57,405	1,646,382	145,343	4,739,625
Shares repurchased	(1,077,243)	(33,295,462)	(859,700)	(28,292,435)
Net increase (decrease)	(626,094)	$(19,213,172)	595,727	$18,642,043

1919 Funds 2022 Annual Report

1919 MARYLAND TAX-FREE INCOME FUND

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	86,289	$1,301,446	355,129	$5,623,019
Shares issued on reinvestment	51,927	766,096	44,883	709,283
Shares repurchased	(928,250)	(13,672,068)	(441,502)	(6,980,217)
Net decrease	(790,034)	$(11,604,526)	(41,490)	$(647,915)
Class C
Shares sold	45,125	$665,587	31,123	$493,034
Shares issued on reinvestment	3,264	48,085	3,131	49,496
Shares repurchased	(107,125)	(1,580,792)	(156,190)	(2,475,027)
Net decrease	(58,736)	$(867,120)	(121,936)	$(1,932,497)
Class I
Shares sold	696,717	$10,395,048	468,999	$7,423,450
Shares issued on reinvestment	30,660	452,559	23,286	368,116
Shares repurchased	(934,955)	(13,902,188)	(230,103)	(3,642,434)
Net increase (decrease)	(207,578)	$(3,054,581)	262,182	$4,149,132

1919 SOCIALLY RESPONSIVE BALANCED FUND

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,349,282	$33,610,165	2,280,787	$60,996,309
Shares issued on reinvestment	20,553	469,012	36,319	1,011,434
Shares repurchased	(1,468,362)	(36,010,585)	(836,225)	(22,368,521)
Net increase (decrease)	(98,527)	$(1,931,408)	1,480,881	$39,639,222
Class C
Shares sold	817,632	$20,669,717	2,523,705	$66,636,392
Shares issued on reinvestment	2,800	65,064	16,220	454,128
Shares repurchased	(785,365)	(18,632,975)	(290,880)	(7,774,560)
Net increase	35,067	$2,101,806	2,249,045	$59,315,960
Class I
Shares sold	4,513,353	$115,082,676	10,842,512	$284,722,641
Shares issued on reinvestment	75,873	1,775,957	83,332	2,294,007
Shares repurchased	(6,885,066)	(169,137,094)	(2,633,034)	(69,264,465)
Net increase (decrease)	(2,295,840)	$(52,278,461)	8,292,810	$217,752,183

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. In certain cases, Class A shares have a 1.00% CDSC,

1919 Funds 2022 Annual Report

Notes to financial statements (cont'd)

which applies if redemption occurs within 18 months from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

For the year ended December 31, 2022, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2022, CDSCs paid to Quasar were:

CDSCs	Class A	Class C
Financial Services Fund	N/A	$1,148
Maryland Fund	N/A	$—
Socially Responsive Fund	N/A	$23,154

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of December 31, 2022, Morgan Stanley, LLC. held approximately 41%, in aggregate for the benefit of others, of the outstanding shares of the Maryland Fund.

Note 9. LIBOR

The London Interbank Offered Rate ("LIBOR") is an interest-rate average calculated from estimates submitted by the leading banks in London. LIBOR represents the rate which banks may obtain short-term borrowings from each other. It is the primary interest rate benchmark for short-term interest rates around the world. The regulator of the LIBOR administrator phased out the use of LIBOR on December 30, 2021 such that the one-week and 2-month USD LIBOR settings ceased to be published or will no longer be representative. The remaining USD LIBOR settings will cease to be published or will no longer be representative after June 30, 2023. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition from LIBOR to an alternative reference rate, these effects could occur prior to June 30, 2023. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to an alternative interest rate will not be orderly, will occur over various time periods or will have unintended consequences.

1919 Funds 2022 Annual Report

Note 10. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2023	$0.03048	$0.02347	$0.03237

1919 Funds 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the

1919 Funds 2022 Annual Report

custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
March 1, 2023

1919 Funds 2022 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2022

Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Funds' proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC's website at www.sec.gov. The Funds file their proxy voting records annually as of June 30 with the SEC on Form N-PX. The Funds' Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2021 qualifying as tax-exempt interest dividends for Federal income tax purposes is 99.05%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2022, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	100.00%

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2022, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2022, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	100.00%

1919 Funds 2022 Annual Report

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended December 31, 2022, by Funds is as follows:

Percentage
1919 Financial Services Fund	8.85%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	8.64%

Statement Regarding Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the "program"). The Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Funds' liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a fund. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Funds' liquidity risk.

1919 Funds 2022 Annual Report

Approval of Investment Advisory Agreements
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund (unaudited)

At a meeting held on August 25 and 26, 2022, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreements ("Advisory Agreements") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") (each a "Fund" and together, the "Funds").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Funds and working with the Adviser in their review of the Advisory Agreements. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In considering the continuance of the Advisory Agreements, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day

1919 Funds 2022 Annual Report

activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the year it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Funds on both an absolute basis and in comparison to each Fund's peer group and relevant benchmark index.

°  For the Financial Services Fund, the Board considered that the Financial Services Fund underperformed relative to its benchmark index for the 1-, 3-, 5-, and 10-year periods as of June 30, 2022. The Board also considered that the Fund outperformed relative to its peer median and average for the 1-, 3-, 5-, and 10-year periods as of June 30, 2022. The Board noted that the Financial Services Fund had achieved more than twenty calendar years of performance results.

°  For the Socially Responsive Fund, the Board considered that the Socially Responsive Fund underperformed relative to its benchmark index for the 1-, 3-, and 10-year periods and outperformed relative to its benchmark index for the 5-year period as of June 30, 2022. The Board also considered that the Fund outperformed relative to its peer group median/average for the 3-, 5-, and 10- year periods and underperformed relative to its peer group median/average for the 1-year period as of June 30, 2022. The Board noted that the Socially Responsive Fund had achieved nearly thirty calendar years of performance results.

°  For the Maryland Fund, the Board considered that the Maryland Fund outperformed relative to its benchmark index for the 1- and 3-year periods and underperformed relative to its benchmark index for the 5- and 10-year periods. The Board also considered that the Fund underperformed relative to its peer group median/average for the 10-year period, underperformed relative to its peer group average for the 3-year period, outperformed relative to its peer group median for the 3-year period, and outperformed relative to its peer group median and average for the 1- and 5-year

1919 Funds 2022 Annual Report

Approval of Investment Advisory Agreements
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund (unaudited) (cont'd)

periods as of June 30, 2022. The Board noted that the Maryland Fund had achieved nearly thirty calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fees payable by each Fund, including a comparison of the fees to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for each Fund and that the Financial Services Fund and Socially Responsive Fund are operating below their expense caps. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser for each Fund was within the range of advisory fees charged to comparable funds and concluded that each fee was fair and reasonable.

°  For the Financial Services Fund, the Board noted that the advisory fee and net expense ratio were higher than its peer group median and average, but were well within the peer group range.

°  For the Socially Responsive Fund, the Board noted that the advisory fee was lower than its peer group median/average and that the net expense ratio was lower than its peer group median/average.

°  For the Maryland Fund, the Board noted that the advisory fee was higher than its peer group median/average and that the net expense ratio was higher than its peer group median/average, but well within the peer group range.

•  The Trustees considered whether, based on the asset size of each Fund, economies of scale had been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on each Fund's expense ratio, the Adviser's advisory fee schedule for the Socially Responsive Fund includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as that Fund's assets grow. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of the Adviser from managing each Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing each Fund. The Trustees concluded that the Adviser's profits from managing each Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

1919 Funds 2022 Annual Report

Trustee and officer information (unaudited)

December 31, 2022

Independent Trustees4:

Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) October 2022 to present)

1919 Funds 2022 Annual Report

Trustee and officer information (unaudited) (cont'd)

December 31, 2022

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	President and Principal Executive Officer
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Elizabeth B. Scalf
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1972
Position(s) held with Trust	Interim Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since November 2022
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisers, Inc. (2016 – 2017); Vice President and CCO, Heartland Group, Inc. (2016)
Eric T. McCormick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1971
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)

1919 Funds 2022 Annual Report

Officers cont'd

Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds' administrator, fund accountant, and transfer agent.

The Funds' Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling 1-844-828-1919.

1919 Funds 2022 Annual Report

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2022 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual Report

December 31, 2022

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
Notes to financial statements	15
Report of independent registered public accounting firm	21
Other information	23
Approval of investment advisory agreement	25
Trustee and officer information	27
Privacy notice	30
Directory of Fund's service providers	Back Cover

Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Variable Socially Responsive Balanced Fund ("the Fund") through December 31, 2022.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to Health Care, Real Estate, and Utilities and decreased exposure to Information Technology, Communication Services, and Consumer Discretionary sectors. During the second half of the year we added to the Materials sectors and decreased exposure to the Information Technology, Industrials, and Consumer Staples sectors.

Throughout the year, we remained overweight in the Health Care, Financials, and Industrials sectors and maintained our underweight positioning in the Energy, Real Estate and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries and Corporates including six green or sustainable bonds in the 3-10 year maturity range. Going forward, as the Fed draws closer to the end of the hiking cycle and the economy slows down, we will look to strategically extend the duration of the portfolio in defensive securities.

In the equity portion of the Fund, our stock selection in the Consumer Discretionary and Materials sectors contributed to relative performance in 2022. In terms of sector positioning, our underweighting of Consumer Discretionary and overweighting of Health Care and Industrials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Eli Lilly & Co., TJX Cos. Inc., Chubb Limited, UnitedHealth Group Inc., and Steel Dynamics Inc.

The leading contributor to performance in the fixed-income portion of the Fund was a duration shorter than the benchmark. On an individual security basis, the largest contributors to return were Target Corp. 4.5% 9/15/32, QUALCOMM Inc. FRN 1/30/23, Goldman Sachs Group Inc. 0.481% 1/27/23, U.S. Treasury 4.125% 11/15/32 and Apple Inc. 2.85% 2/23/23.

In the equity portion of the Fund, our stock selection in the Industrials, Consumer Staples and Communication Services sectors detracted from relative results for the year. In terms of

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report

sector positioning, our underweighting of the Energy and Utilities sectors detracted from performance. On an individual stock basis, the largest detractors from performance were Amazon.com Inc., Apple Inc., Microsoft Corp., NVIDIA Corp., and Meta Platforms Inc.

In the fixed-income portion of the Fund, the leading detractor to performance was our overweight to the 7-10 year part of the curve in the A-rated corporate sector. Ratings received from S&P®, Moody's, and/or Fitch and measured on a scale that generally ranges from AAA (highest) to D (lowest) and may change over time. Obligations rated A are considered upper-medium-grade and are subject to low credit risk. On an individual security basis, the largest detractors from performance were FNMA 0.875% 8/5/30, Mastercard Inc. 1.9% 3/15/31, U.S. Treasury 1.5% 2/15/30, Autodesk Inc. 2.4% 12/15/31 and U.S. Treasury 2.125% 5/31/26.

Thank you for your investment in the 1919 Variable Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Robert Huesman, CFA
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Alison Bevilacqua
Portfolio Manager (Head of Social Research) 1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Opinions expressed herein are as of 12/31/22 and are subject to change at any time, are not a guarantee and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report

Letter to Shareholders (unaudited) (cont'd)

only if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect, which may have a negative impact on the Fund's performance. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years, and assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Total Returns as of December 31, 2022

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	-20.94%	7.65%	8.62%
S&P 500 Index(i)	-18.11	9.42	12.56
Bloomberg U.S. Aggregate Index(ii)	-13.01	0.02	1.06
Blended S&P 500 Index (70%) and Bloomberg U.S. Aggregate Index (30%)(iii)	-16.33	6.86	9.22

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2022, the gross total and net annual operating expense ratios were 1.29% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
1

Fund performance (unaudited) (cont'd)

(iii)  The Blended S&P 500 Index (70%) and Bloomberg U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg U.S. Aggregate Index.

(iv)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2024.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-0.19%	$1,000.00	$998.10	0.89%	$4.48

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.52%	$1,000.00	$1,020.72	0.89%	$4.53

1  For the six months ended December 31, 2022.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2022 and December 31, 2021. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

*  Less than 0.01%.

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4

Schedule of investments

December 31, 2022

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 67.1%
Communication Services — 4.5%
Alphabet Inc.*	9,960	$878,771
Netflix Inc.*	1,240	365,651
Walt Disney Co/The*	2,671	232,056
Total Communication Services		1,476,478
Consumer Discretionary — 5.9%
Amazon.com Inc.*	7,340	616,560
Chipotle Mexican Grill Inc.*	170	235,873
Home Depot Inc./The	1,650	521,169
TJX Cos. Inc.	7,357	585,617
Total Consumer Discretionary		1,959,219
Consumer Staples — 5.0%
Costco Wholesale Corp.	989	451,479
Darling International Inc.*	3,975	248,795
Estee Lauder Cos. Inc., Class A	1,772	439,651
PepsiCo Inc.	2,865	517,591
Total Consumer Staples		1,657,516
Financials — 8.6%
Bank of America Corp.	15,753	521,739
Charles Schwab Corp.	7,420	617,789
Chubb Limited	1,625	358,475
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,959	230,652
M&T Bank Corp	1,387	201,198
Reinsurance Group of America Inc.	2,513	357,072
Truist Financial Corp.	13,284	571,611
Total Financials		2,858,536
Health Care — 13.7%
AstraZeneca PLC	6,966	472,295
Boston Scientific Corp.*	13,458	622,701
Danaher Corp.	2,355	625,064
Eli Lilly & Co.	1,956	715,583
IQVIA Holdings Inc.*	2,764	566,316
Thermo Fisher Scientific Inc.	1,271	699,927
UnitedHealth Group Inc.	1,587	841,396
Total Health Care		4,543,282
Industrials — 6.3%
Advanced Drainage Systems Inc.	3,943	323,208
Cintas Corp.	1,136	513,040
Eaton Corp. PLC	3,090	484,976

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5

Schedule of investments (cont'd)

December 31, 2022

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
Old Dominion Freight Line Inc			942	$267,321
Rockwell Automation Inc.			728	187,511
Union Pacific Corp.			1,432	296,524
Total Industrials				2,072,580
Information Technology — 18.0%
Adobe Systems Inc.*			1,118	376,241
Apple Inc.			9,178	1,192,498
Broadcom Inc.			787	440,035
Intuit Inc.			746	290,358
Microsoft Corp.			5,492	1,317,091
NVIDIA Corp.			2,487	363,450
Palo Alto Networks Inc.*			2,423	338,105
PayPal Holdings Inc.*			2,734	194,716
QUALCOMM Inc.			2,295	252,312
Salesforce.com Inc.*			2,137	283,345
SolarEdge Technologies Inc.*			1,470	416,407
Visa Inc., Class A			2,267	470,992
Total Information Technology				5,935,550
Materials — 1.2%
Linde PLC			505	164,721
Steel Dynamics Inc.			2,225	217,383
Total Materials				382,104
Real Estate Investment Trusts (REITs) — 2.1%
Crown Castle International Corp.			2,193	297,459
Prologis Inc.			3,602	406,053
Total Real Estate Investment Trusts (REITs)				703,512
Utilities — 1.8%
American Water Works Co. Inc.			3,925	598,249
Total Utilities				598,249
Total Common Stocks (Cost — $10,845,423)				22,187,026
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2011-53 CY	4.000%	6/25/41	$3,423	3,306
Total Collateralized Mortgage Obligations (Cost — $3,452)				3,306

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1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 23.0%
Communication Services — 3.0%
Alphabet Inc.	0.450%	8/15/25	$130,000	$117,401
AT&T Inc.	4.350%	3/1/29	115,000	110,047
Comcast Corp.	3.375%	2/15/25	70,000	67,962
Comcast Corp.	5.650%	6/15/35	200,000	211,202
Verizon Communications Inc.	4.329%	9/21/28	104,000	100,390
Verizon Communications Inc.	3.875%	2/8/29	100,000	94,238
Verizon Communications Inc.	4.500%	8/10/33	110,000	103,717
Verizon Communications Inc.	5.250%	3/16/37	105,000	104,646
Walt Disney Co/The	2.200%	1/13/28	90,000	80,372
Total Communication Services				989,975
Consumer Discretionary — 2.2%
Amazon.com Inc.	0.250%	5/12/23	115,000	113,205
Amazon.com Inc.	4.700%	12/1/32	50,000	49,823
Ford Foundation/The	2.415%	6/1/50	60,000	38,361
Home Depot Inc./The	1.500%	9/15/28	60,000	51,237
Honda Motor Co. Ltd.	2.271%	3/10/25	200,000	189,557
Lowe's Cos. Inc.	1.300%	4/15/28	115,000	95,922
Target Corp.	4.500%	9/15/32	205,000	200,585
Total Consumer Discretionary				738,690
Consumer Staples — 1.1%
Archer-Daniels-Midland Co.	2.900%	3/1/32	125,000	108,073
PepsiCo Inc.	3.900%	7/18/32	100,000	94,879
PepsiCo Inc.	3.500%	3/19/40	65,000	54,785
Walmart Inc.	1.800%	9/22/31	115,000	94,240
Total Consumer Staples				351,977
Financials — 7.3%
Affiliated Managers Group Inc.	3.300%	6/15/30	65,000	54,050
Bank of America Corp. (effective 9/25/2024, US SOFR + 0.910%) (a)	0.981%	9/25/25	125,000	115,167
Bank of America Corp. (effective 12/06/2024, US SOFR + 0.650%) (a)	1.530%	12/6/25	125,000	115,450
Bank of America Corp.	4.183%	11/25/27	165,000	157,022
Bank of Montreal (effective 1/10/2032, 5 YR CMT + 1.400%) (a)	3.088%	1/10/37	115,000	87,522
BlackRock Inc.	3.250%	4/30/29	105,000	97,457
Boston Properties LP	4.500%	12/1/28	155,000	144,255
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686%) (a)	0.776%	10/30/24	175,000	167,771

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
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Schedule of investments (cont'd)

December 31, 2022

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
Citigroup Inc.	5.500%	9/13/25	$110,000	$110,878
Citigroup Inc. (effective 11/3/2024, US SOFR + 0.528%) (a)	1.281%	11/3/25	50,000	46,129
Host Hotels & Resorts LP	3.375%	12/15/29	225,000	189,079
Intercontinental Exchange Inc.	3.750%	12/1/25	75,000	73,122
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.600%) (a)	0.653%	9/16/24	140,000	135,073
MetLife Inc.	4.550%	3/23/30	55,000	54,444
PNC Financial Services Group Inc.	2.200%	11/1/24	110,000	105,230
Prudential Financial Inc.	1.500%	3/10/26	170,000	153,210
Royal Bank of Canada	1.150%	7/14/26	125,000	110,365
Simon Property Group LP	3.375%	12/1/27	155,000	143,809
State Street Corp. (effective 11/1/2029, US SOFR + 1.490%) (a)	3.031%	11/1/34	85,000	71,890
Toronto-Dominion Bank/The	1.150%	6/12/25	55,000	50,221
Truist Financial Corp. (effective 3/2/2026, US SOFR + 0.609%) (a)	1.267%	3/2/27	115,000	102,093
Wells Fargo & Co. (effective 5/19/2024, US SOFR + 0.510%) (a)	0.805%	5/19/25	145,000	135,854
Total Financials				2,420,091
Health Care — 2.3%
AbbVie Inc.	4.400%	11/6/42	150,000	131,470
Amgen Inc.	3.000%	2/22/29	150,000	133,395
Bristol-Myers Squibb Co.	3.900%	2/20/28	105,000	101,463
Bristol-Myers Squibb Co.	3.400%	7/26/29	125,000	116,445
CVS Health Corp.	4.780%	3/25/38	105,000	96,410
Gilead Sciences Inc.	4.600%	9/1/35	100,000	95,804
UnitedHealth Group Inc.	3.500%	8/15/39	95,000	78,441
Total Health Care				753,428
Industrials — 0.7%
Johnson Controls International PLC	1.750%	9/15/30	150,000	120,575
Xylem Inc./NY	1.950%	1/30/28	115,000	99,108
Total Industrials				219,683
Information Technology — 3.1%
Apple Inc.	2.850%	2/23/23	185,000	184,502
Autodesk Inc.	2.400%	12/15/31	175,000	141,152
Jabil Inc.	4.250%	5/15/27	125,000	118,517
Mastercard Inc.	1.900%	3/15/31	155,000	126,770
Microsoft Corp.	4.200%	11/3/35	175,000	171,068
QUALCOMM Inc.	3.450%	5/20/25	175,000	170,638
Salesforce.com Inc.	1.500%	7/15/28	120,000	102,763
Total Information Technology				1,015,410

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1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.3%
Nutrien Ltd.	4.200%	4/1/29	$110,000	$103,825
Total Materials				103,825
Real Estate Investment Trusts (REITs) — 0.9%
Prologis LP	2.250%	4/15/30	115,000	96,355
Prologis LP	1.250%	10/15/30	115,000	87,726
Welltower Inc.	2.700%	2/15/27	125,000	112,872
Total Real Estate Investment Trusts (REITs)				296,953
Utilities — 2.2%
Avangrid Inc.	3.800%	6/1/29	125,000	114,136
DTE Electric Co.	1.900%	4/1/28	125,000	109,050
DTE Electric Co.	4.050%	5/15/48	120,000	100,937
Georgia Power Co.	3.250%	4/1/26	100,000	94,557
MidAmerican Energy Co.	3.650%	4/15/29	90,000	84,596
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	120,000	102,860
Public Service Co. of Colorado	3.200%	3/1/50	55,000	39,619
Union Electric Co.	2.625%	3/15/51	115,000	73,567
Total Utilities				719,322
Total Corporate Bonds (Cost — $8,394,238)				7,609,354
Foreign Government Agency Issues — 1.3%
International Bank for Reconstruction & Development	0.625%	4/22/25	175,000	160,713
International Bank for Reconstruction & Development	3.125%	11/20/25	270,000	261,191
Total Foreign Government Agency Issues (Cost — $444,028)				421,904
Mortgage Backed Securities — 0.2%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	16,039	15,585
Gold Pool A35826	5.000%	7/1/35	9,423	9,457
Gold Pool A49479	5.000%	6/1/36	4,036	4,026
Gold Pool A65694	6.000%	9/1/37	8,544	8,726
Federal National Mortgage Association (FNMA)
Pool 995262	5.500%	1/1/24	507	505
Pool 891596	5.500%	6/1/36	8,826	9,082
Pool 900936	6.500%	2/1/37	2,438	2,502
Pool 946594	6.000%	9/1/37	11,210	11,658
Total Mortgage Backed Securities (Cost — $61,017)				61,541
U.S. Government & Agency Obligations — 4.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.250%	7/15/32	70,000	81,943
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	110,000	123,553
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	429,362

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Schedule of investments (cont'd)

December 31, 2022

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — continued
United States Treasury Bill (b)	3.661%	1/3/23	$125,000	$125,000
United States Treasury Bill (b)	3.732%	1/10/23	125,000	124,912
United States Treasury Bonds	3.500%	2/15/39	131,000	123,913
United States Treasury Bonds	4.375%	11/15/39	177,000	185,839
United States Treasury Notes	1.750%	5/15/23	135,000	133,589
United States Treasury Notes	2.500%	1/31/25	125,000	120,352
United States Treasury Notes	4.125%	11/15/32	60,000	61,462
Total U.S. Government & Agency Obligations (Cost — $1,472,660)				1,509,925
Short Term Investment — 3.8%
Fidelity Investments Money Market - Government Portfolio — Class I (c)	4.060%		1,270,397	1,270,397
Total Short Term Investment (Cost — $1,270,397)				1,270,397
Total Investments — 100.0% (Cost — $22,491,215)				33,063,453
Other Assets in Excess of Liabilities — 0.0%				7,643
Total Net Assets — 100.0%				$33,071,096

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  Rate disclosed is the yield of the position.

(c)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

CMT  — Constant Maturity Treasury Rate

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of assets and liabilities

December 31, 2022

Assets:
Investments in securities at value (cost $22,491,215)	$33,063,453
Receivable from Adviser	9,860
Dividends and interest receivable	86,766
Prepaid expenses	954
Total assets	33,161,033
Liabilities:
Payable for Fund shares repurchased	1,545
Accrued other expenses	88,392
Total liabilities	89,937
Net Assets	$33,071,096
Components of Net Assets:
Paid-in capital	$22,336,809
Total distributable earnings	10,734,287
Net Assets	$33,071,096
Total Fund:
Net Assets	$33,071,096
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,194,157
Net Asset Value, Redemption Price and Offering Price Per Share	$27.69

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividend income (Net of foreign tax of $396)	$248,813
Interest income	325,495
Total Investment Income	574,308
Expenses:
Advisory fees (Note 3)	238,932
Transfer agent fees and expenses (Note 3)	96,258
Administration and fund accounting fees (Note 3)	88,631
Shareholder reporting fees	29,071
Legal fees	19,064
Audit fees	17,499
Trustees' fees (Note 3)	14,973
Compliance fees (Note 3)	6,071
Insurance fees	5,467
Custody fees (Note 3)	3,211
Miscellaneous fees	9,123
Total Expenses	528,300
Expenses waived by the Adviser (Note 3)	(201,146)
Net Expenses	327,154
Net Investment Income	247,154
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	849,044
Net change in unrealized appreciation/depreciation on investments	(10,396,726)
Net Realized and Unrealized Loss on Investments	(9,547,682)
Net Decrease in Net Assets Resulting from Operations	$(9,300,528)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the Year Ended December 31,	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$247,154	$158,154
Net realized gain on investments	849,044	4,338,892
Net change in unrealized appreciation/depreciation on investments	(10,396,726)	2,975,570
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,300,528)	7,472,616
Distributions to shareholders	(1,974,030)	(4,299,341)
Capital Transactions:
Net proceeds from shares sold	1,236,052	905,540
Reinvestment of distributions	1,974,030	4,299,341
Cost of shares repurchased	(3,909,008)	(5,508,159)
Net Decrease in Net Assets from Capital Transactions	(698,926)	(303,278)
Total Increase (Decrease) in Net Assets	(11,973,484)	2,869,997
Net Assets:
Beginning of year	45,044,580	42,174,583
End of year	$33,071,096	$45,044,580
Capital Share Transactions:
Shares sold	37,934	23,969
Shares reinvested	69,803	118,766
Shares repurchased	(124,727)	(146,076)
Net Decrease in Shares Outstanding	(16,990)	(3,341)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2022	2021	2020	2019	2018
Net asset value, beginning of year	$37.19	$34.73	$30.24	$25.06	$27.88
Income (loss) from investment operations:
Net investment income[1]	0.21	0.13	0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	(7.96)	6.20	6.63	6.36	(0.42)
Total income (loss) from investment operations	(7.75)	6.33	6.87	6.65	(0.14)
Less distributions:
From net investment income	(0.22)	(0.14)	(0.25)	(0.28)	(0.30)
From net realized gain on investments	(1.53)	(3.73)	(2.13)	(1.19)	(2.38)
Total distributions	(1.75)	(3.87)	(2.38)	(1.47)	(2.68)
Net asset value, end of year	$27.69	$37.19	$34.73	$30.24	$25.06
Total return[2]	-20.94%	18.53%	22.93%	26.70%	-0.94%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$33,071	$45,045	$42,175	$36,994	$35,111
Ratios to average net assets Gross expenses	1.44%	1.29%	1.38%	1.34%	1.30%
Net expenses[3,4]	0.89	0.89	0.89	0.89[5]	0.89
Net investment income	0.67	0.36	0.74	1.00	0.96
Portfolio turnover rate	12%	11%	22%	12%	19%

1  Per share amounts have been calculated using the average shares method.

2  Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
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Notes to financial statements (cont'd)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$22,187,026	$—	$—	$22,187,026
Collateralized Mortgage Obligations	—	3,306	—	3,306
Corporate Bonds	—	7,609,354	—	7,609,354
Foreign Government Agency Issues	—	421,904	—	421,904
Mortgage Backed Securities	—	61,541	—	61,541
U.S. Government & Agency Obligations	—	1,509,925	—	1,509,925
Total long-term investments	$22,187,026	$9,606,030	$—	$31,793,056
Short-term investment	$1,270,397	$—	$—	$1,270,397
Total investments	$23,457,423	$9,606,030	$—	$33,063,453

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
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on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to financial statements (cont'd)

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61
Next $100 million	0.51
Over $300 million	0.46

The Adviser has agreed to waive fees and reimburse operating expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
18

extraordinary expenses such as litigation) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2024, without the Board of Trustees' consent.

The Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, is limited to the lower of: (1) the applicable expense cap at time of waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.

At December 31, 2022, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,
2023:	$185,711
2024:	174,580
2025:	201,146
Total	561,437

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator, fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") acts as the Fund's distributor and principal underwriter. For the year ended December 31, 2022, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$88,631
Transfer agent*	$48,746
Compliance	$6,071
Custody	$3,211

*  Statement of operations includes service fees paid to participating insurance companies.

At December 31, 2022, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$29,676
Transfer agent	$13,607
Compliance	$2,024
Custody	$447

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $14,973 for their services and reimbursement of travel expenses during the year ended December 31, 2022. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

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Notes to financial statements (cont'd)

Note 4. Investment transactions

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,909,766	$189,875
Sales	6,036,069	385,767

Note 5. Income tax information and distributions to shareholders

At December 31, 2022, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$22,491,215
Gross tax unrealized appreciation	11,808,621
Gross tax unrealized depreciation	(1,236,383)
Net tax unrealized appreciation on investments	10,572,238
Undistributed ordinary income	82,741
Undistributed long-term capital gains	107,072
Other accumulated earnings (loss)	(27,764)
Total distributable earnings	$10,734,287

As of December 31, 2022, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021, was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distribution Paid From:
Ordinary Income	$313,451	$442,660
Net Long Term Capital Gains	1,660,579	3,856,681
Total	$1,974,030	$4,299,341

Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

1919 Variable Socially Responsive Balanced Fund 2022 Annual Report
20

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund (the "Fund"), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of

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Report of independent registered public accounting firm (cont'd)

the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 16, 2023

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22

Other information (unaudited)

December 31, 2022

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2022 was 20.51%.

For the year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.74%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2022, was 64.81%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the "program"). The Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund's liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for

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Other information (unaudited) (cont'd)

December 31, 2022

meeting shareholder redemptions, among other means. The Committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund was noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

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24

Approval of Investment Advisory Agreement (unaudited)
1919 Variable Socially Responsive Balanced Fund
Annual Report — Period Ended December 31, 2022

At a meeting held on August 25 and 26, 2022, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan. The

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Approval of Investment Advisory Agreement (unaudited) (cont'd)
1919 Variable Socially Responsive Balanced Fund
Annual Report — Period Ended December 31, 2022

Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the year it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that the Fund outperformed relative to its benchmark index for the 3- and 5-year periods and underperformed relative to its benchmark index for the 1- and 10-year periods as of June 30, 2022. The Board also noted that the Fund outperformed relative to its peer group median/average for the 3-, 5-, and 10-year periods and underperformed relative to its peer group median/average for the 1-year period as of June 30, 2022. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median/average and that the Fund's net expense ratio was higher than its peer group median/average, but was well within the peer group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered whether, based on the asset size of the Fund, economies of scale had been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

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Trustee and officer information (unaudited)

December 31, 2022

Independent Trustees4:

Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)

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Trustee and officer information (unaudited) (cont'd)

December 31, 2022

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	President and Principal Executive Officer
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Elizabeth B. Scalf
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1972
Position(s) held with Trust	Interim Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since November 2022
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisers, Inc. (2016 – 2017); Vice President and CCO, Heartland Group, Inc. (2016)
Eric T. McCormick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1971
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)

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Officers cont'd

Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund's administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling 1-844-828-1919.

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29

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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30

1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$12,650	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$17,850	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$14,700	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$14,700	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Advised Portfolios

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	3/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	3/6/2023

By	/s/ Eric T. McCormick
Eric T. McCormick, Treasurer

Date	3/6/2023